1Q 19 EARNINGS PRESENTATION April 18, 2019 © 2019 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2018 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation beginning on slide 21. In this presentation, consistent with Securities and Exchange Commission Industry Guide 3, the Company presents total revenue, net interest income, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. The Company believes this measure to be the preferred industry measurement of net interest income, and it enhances comparability of net interest income arising from taxable and tax-exempt sources. Total revenue-FTE equals net interest income-FTE plus noninterest income. The Company presents the following additional non-GAAP measures because many investors find them useful. Specifically: • The Company presents certain capital information on a tangible basis, including tangible equity, tangible common equity, tangible book value per share, and return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. The Company believes these measures are useful to investors because, by removing the effect of intangible assets that results from merger and acquisition activity (the level of which may vary from company to company), it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. These measures are used by management to analyze the capital adequacy and profitability of the Company. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, Adjusted efficiency ratio-FTE and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. The Company believes this measure is useful to investors because, by removing the impact of amortization (the level of which may vary from company to company), it allows investors to more easily compare the Company’s efficiency to other companies in the industry. Adjusted efficiency ratio-FTE and adjusted tangible efficiency ratio-FTE remove the pre-tax impact of Form 8-K items announced on December 4, 2017 and the impacts of tax reform-related items or other income or expense items that are material and potentially non-recurring from the calculation of Efficiency ratio-FTE and Tangible efficiency ratio-FTE, respectively. The Company believes these measures are useful to investors because they are more reflective of normalized operations as they reflect results that are primarily client relationship and client transaction driven. These measures are utilized by management to assess the efficiency of the Company and its lines of business. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio, on a fully phased-in basis on slide 15. For December 31, 2017 and prior, fully-phased-in ratios considered a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTAs, the overfunded pension asset, and other intangible assets. For March 31, 2018 and later, the fully-phased-in ratio considers a 250% risk-weighting for MSRs, as contemplated in the FRB’s ‘Simplifications’ NPR. The Company believes this measure is useful to investors who wish to understand the impact of potential future regulatory requirements. Important Cautionary Note about Forward-Looking Statements This presentation contains forward-looking statements. Statements regarding (i) future levels of net interest margin, merger-related costs, effective income tax rates, efficiency ratios (including after the proposed merger with BB&T), net charge-off ratio, ALLL ratio, deposit mix shift, deposit costs, and capital ratios, (ii) the income statement impact of the sale of certain TDR portfolios in April 2019, (iii) the benefits and effects of our proposed merger with BB&T, including the future earnings potential of the combined company, the cost synergies to be achieved, the capacity to invest in technology, talent and innovation, and the combined company’s culture, (iv) the financial performance of SunTrust in 2019, (v) growth opportunities in our Wholesale segment, (vi) the benefits of various technology implementations, (vii) the optimism of clients about the economy and their commitments to making ongoing investments, (viii) the future growth, success and market share of our investment banking business and (ix) and potential preferred stock issuances, are forward- looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “forecast”, “goals”, “plans,” “targets,” “initiatives,” “opportunity,” “focus”, “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could". Forward-looking statements are based on the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date of this presentation, and we do not assume any obligation to update such statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Those factors include: failure to complete the merger with BB&T (the “Merger”) could negatively impact our stock price and our future business and financial results; we will be subject to uncertainties while the Merger is pending, which could adversely affect our business; the Merger Agreement may be terminated in accordance with its terms and the Merger may not be completed; because the market price of BB&T Common Stock may fluctuate, our shareholders cannot be certain of the precise value of the merger consideration they may receive in the Merger; our ability to complete the Merger is subject to the receipt of approval from various federal and state regulatory agencies, which may impose conditions that could adversely affect us or cause the Merger to be abandoned; shareholder litigation could prevent or delay the closing of the proposed Merger or otherwise negatively impact our business and operations; current or future legislation or regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending activity and other businesses, as well as our financial condition and results; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, as well as the availability and cost of capital and liquidity; interest rates on our outstanding and future financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets and other sources of wholesale funding may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect our revenue; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of changes in the marketplace, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational or communications systems or infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business or disrupt business continuity; a disruption, breach, or failure in the operational systems or infrastructure of our third party vendors or other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down all or some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

IMPORTANT CAUTIONARY STATEMENT (CONT.) Additional Information about the Merger and Where to Find It In connection with the Company’s proposed merger with BB&T, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus, which will be sent to the shareholders of BB&T and SunTrust seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST, AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Regulatory and Legal” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971. Participants in the Solicitation BB&T, SunTrust and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BB&T and SunTrust in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction and will be included in other relevant materials to be filed with the SEC when they become available. Additional information about BB&T, and its directors and executive officers, may be found in the definitive proxy statement of BB&T relating to its 2019 Annual Meeting of Shareholders filed with the SEC, and other documents filed by BB&T with the SEC. Additional information about SunTrust, and its directors and executive officers, may be found in the definitive proxy statement of SunTrust relating to its 2019 Annual Meeting of Shareholders filed with the SEC, and other documents filed by SunTrust with the SEC. These documents can be obtained free of charge from the sources described above. 3

1Q 19 EPS OVERVIEW[1]

Quarterly & YoY Trends



Merger-Related Costs
$1.29
$1.49
$1.56
$1.40
$1.33
$0.09
$1.24
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19

Solid Overall Earnings

- Reported EPS includes $0.09 merger-related costs; excluding this, EPS is $1.33 (up 3% YoY)
  - → Sequential decline driven by higher provision expense and seasonal declines in noninterest income
  - → Average loans up 3%, driven by broad-based growth across most portfolios

Continued Improvements in Profitability

- Continued efficiency progress
  - → 1Q 19 reported efficiency ratio: 63.4%; adjusted tangible efficiency ratio (TER): 60.8%[2] (excludes merger costs)
  - → Achieved 130 bps YoY improvement in adjusted TER
- Strong returns: ROE of 10.1%; ROTCE of 13.9%[3]
  - → Excluding merger costs, ROTCE of 14.9%

Asset Quality & Capital Remain Strengths

- NCO ratio: 0.26% | NPL ratio: 0.34%
  - → Strong asset quality performance reflects favorable operating environment and consistent underwriting discipline
- 9.1% Basel III CET1 ratio
  - → Share repurchases suspended until proposed merger with BB&T closes

1. All commentary reflects sequential (4Q 18 to 1Q 19) trends, unless otherwise noted. Total revenue, net interest income, efficiency ratio, and tangible efficiency ratio are reported on a fully-taxable equivalent (FTE) basis. Please refer to slide 21 of this presentation and page 21 of the earnings press release for GAAP reconciliations
2. Please refer to slide 21 for GAAP reconciliations
3. Please refer to page 21 of the earnings press release for GAAP reconciliations

4

SunTrust

NET INTEREST INCOME[1]

Net interest income (FTE) up 7% YoY

($ in millions)



$1,461
$1,510
$1,534
$1,570
$1,567
3.24%
3.28%
3.27%
3.27%
3.27%
$1,441
$1,488
$1,512
$1,547
$1,544
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Net Interest Income
Net Interest Income (FTE)2
NIM (FTE)

Prior Quarter Variance

- Net interest income (FTE) stable as strong loan growth was offset by two fewer days in the quarter
- Net interest margin (FTE) stable
  - → Benefit of December rate increase offset by increased wholesale funding, given strong loan growth

Prior Year Variance

- Net interest income (FTE) increased $106 million, or 7%, driven by NIM expansion and 8% average loan growth
- Net interest margin (FTE) increased 3 bps, as a result of higher loan yields due to increases in short-term rates and positive mix shift, partially offset by higher funding costs

1. On this slide, net interest income is reported both on an unadjusted and fully taxable-equivalent ("FTE") basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. SunTrust believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. Net interest margin (FTE) is calculated as net interest income (FTE) divided by average earning assets (on an annualized basis). Please refer to page 21 of the earnings press release for a reconciliation of net interest margin to net interest margin (FTE)
2. Please refer to slide 21 for a reconciliation of net interest income to net interest income (FTE)

5

NONINTEREST INCOME Noninterest income pressured as a result of seasonality and market conditions ($ in millions) Prior Quarter Variance • Noninterest income decreased $34 million, or 4%, driven by: → $44 million decline in commercial real estate- related income due to seasonality → $16 million decline in investment banking income due to market conditions → Partially offset by a $36 million increase in trading income and a $15 million increase in $829 $818 mortgage-related income $796 $784 $782 Prior Year Variance • Noninterest income decreased $12 million, or 2% → 1Q 18 included a $23 million discrete gain related to a FinTech equity investment (other noninterest income) 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 6

NONINTEREST EXPENSE Continued focus on disciplined expense management ($ in millions) $1,489 $1,482 Prior Quarter Variance $60 $45 • Excluding non-core items, expenses increased $22 million, or 2% → Core employee compensation and benefits increased $27 million due to seasonality → Partially offset by lower operating losses Prior Year Variance $1,444 $1,417 $1,390 $1,384 $1,422 • Excluding non-core items, expenses increased $27 million, or 2% → 1Q 18 included $10 million net benefit from the progression of certain legal matters (operating losses) → Increase in outside processing and software costs offset by lower compensation expense 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Non-core items1 7 1. Non-core items refers to $60 million pension settlement charge in 4Q 18 and $45 million in merger-related costs in 1Q 19. Please refer to slide 21 for a reconciliation of reported noninterest expense to adjusted noninterest expense

EFFICIENCY RATIO & TANGIBLE EFFICIENCY RATIO[1]

- ✓ 130 bps YoY improvement in adjusted TER
- ✓ On track to achieve standalone medium-term TER Target
- ✓ Proposed merger of equals with BB&T provides significantly more opportunity



5-Quarter Trends
62.8%
62.1%
1Q 18
59.4%
58.7%
2Q 18
59.8%
58.9%
3Q 18
59.6%
58.6%
4Q 18[2]
61.4%
60.8%
1Q 19[2]
Annual Trends
72.0%
71.5%
2011
67.4%
66.9%
2012[2]
65.6%
65.3%
2013[2]
63.7%
63.3%
2014[2]
63.1%
62.6%
2015
62.6%
62.0%
2016
61.9%
61.0%
2017[2]
60.3%
59.6%
2018[2]
56-58%
Medium-Term Standalone TER Target
Efficiency Ratio (FTE)
Tangible Efficiency Ratio (FTE)

1. The efficiency ratio and tangible efficiency ratio are reported on fully taxable-equivalent ("FTE") basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Unadjusted net interest income can be found on slide 4. Please refer to slide 21 for the reconciliation to the GAAP efficiency ratio
2. 2012, 2013, 2014, 2017, 2018, 4Q 18, and 1Q 19 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 21 for reconciliations related to the GAAP efficiency ratio

8

SUNTRUST

CREDIT QUALITY Asset quality continues to be very strong ($ in millions) Net Charge-offs Nonperforming Loans � NCO and NPL ratios remain well below historical averages; reflects favorable operating environment and consistent underwriting discipline NCOs Total NCO Ratio (annualized) NPLs Total NPL Ratio $755 $712 $695 $97 $97 $88 $526 $522 $79 $73 0.24% 0.26% 0.26% 0.22% 0.20% 0.50% 0.52% 0.47% 0.35% 0.34% 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Allowance for Loan and Lease Losses (ALLL) Provision for Credit Losses � Sequential increase in provision driven by strong loan growth and stable ALLL ratio (versus ALLL ratio declines in prior quarters) ALLL ALLL Ratio $1,694 $153 $1,650 $1,623 $1,615 $1,643 1.19% $87 1.14% 1.10% 1.06% 1.06% $61 $28 $32 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 9

BALANCE SHEET

($ in billions)

Average Performing Loans



$142.2
$143.4
$145.2
$149.1
$153.7
$29.0
$29.2
$30.0
$31.3
$32.7
$38.0
$37.7
$37.9
$38.3
$38.4
$75.2
$76.5
$77.4
$79.4
$82.6
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Commercial
Residential
Consumer

Prior Quarter Variance

- Average performing loans up 3%, driven by broad-based growth across most portfolios
  - → C&I up 4% | consumer indirect up 7% | CRE up 8% | consumer direct up 4%

Prior Year Variance

- Average performing loans up 8%, driven by growth in C&I, CRE, and consumer direct, partially offset by declines in home equity and commercial construction

Average Client Deposits



$159.2
$159.0
$159.3
$161.6
$159.9
$6.6
$6.8
$6.7
$6.5
$6.6
$13.1
$13.9
$14.8
$15.4
$15.7
$46.6
$45.3
$45.3
$47.4
$48.3
$42.3
$43.0
$42.6
$42.3
$40.1
$50.5
$49.8
$49.9
$49.9
$49.2
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Money Market
DDA (Nonint bearing)
NOW
Time
Savings

Prior Quarter Variance

- Average client deposits down 1% (largely due to seasonal decline in public funds)
- Interest-bearing deposit costs up 9 bps
  - → Compares to prior quarter increase of 10 bps

Prior Year Variance

- Average client deposits stable; mix shift towards higher cost deposits
  - → $2.6 billion increase in time deposits offset by declines in noninterest bearing deposits and money market

Note: Totals may not foot due to rounding

10

SUNTRUST

CAPITAL POSITION Basel III Common Equity Tier 1 Ratio1 Basel III Tier 1 Capital Ratio1 11.0% 10.9% 10.7% 10.3% 10.2% 9.8% 9.7% 9.6% 9.2% 9.1% 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Book Value / Tangible Book Value Per Share2 $49.57 $51.15 $47.14 $47.70 $48.00 $37.22 $35.73 $33.97 $34.40 $34.51 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Book Value Per Share Tangible Book Value Per Share 11 1. Current quarter amounts are estimated at the time of this presentation and are subject to revision 2. Please refer to slide 22 for the reconciliation of book value per share to tangible book value per share

CONSUMER SEGMENT HIGHLIGHTS

($ in millions)	1Q 18	4Q 18	1Q 19	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income	$998	$1,077	$1,076	(0%)	8%
Noninterest Income	450	457	446	(2%)	(1%)
Total Revenue	1,448	1,534	1,522	(1%)	5%
Provision for Credit Losses	58	46	83	NM	NM
Noninterest Expense	1,001	1,035	1,017	(2%)	2%
Net Income	**$302**	**$351**	**$326**	**(7%)**	**8%**
Key Statistics ($ in billions)					
Total Loans (average)	$74.8	$77.0	$78.7	2%	5%
Client Deposits (average)	$109.5	$112.2	$112.2	0%	3%
Managed Assets	$59.5	$58.6	$62.8	7%	6%
Full-Service Branches	1,236	1,218	1,152	(5%)	(7%)
Efficiency Ratio[1]	69.2%	67.5%	66.8%		
Tangible Efficiency Ratio[1]	68.0%	66.3%	65.6%		
Mortgage Data:					
Servicing Portfolio for Others	$135.3	$140.8	$138.8	(1%)	3%
Production Volume	$5.1	$4.9	$3.2	(34%)	(37%)
Application Volume	$7.0	$5.5	$5.3	(3%)	(24%)

Prior Quarter Variance

- Total revenue declined 1%
  - → Loan growth momentum continues, partially offset by fewer days, lower service charges (seasonal), and wealth management-related income (market conditions)
- Ongoing expense discipline and improved operating losses drives 2% reduction in expenses

Prior Year Variance

- Strong, broad-based balance sheet growth improves the Company's overall loan mix and provides attractive funding
  - → 5% loan growth driven across most products
  - → 3% deposit growth driven by CD growth
- Continued expense discipline drives 230 bp improvement in efficiency ratio, creating capacity for investments in digital platform
  - → Branches down 7%
  - → Mobile deposits up 9%
  - → SmartGUIDE adoption: 82%
  - → LightStream received two recognitions from NerdWallet for Best Personal Loan
- Strong bottom-line results
  - → 5% revenue growth, combined with 2% expense growth, results in 13% growth in pre-provision net revenue and 8% increase in net income

Note: NM = not meaningful

1. Please refer to page 23 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

12

SUNTRUST

WHOLESALE SEGMENT HIGHLIGHTS

($ in millions)	1Q 18	4Q 18	1Q 19	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income (FTE)	$534	$584	$568	(3%)	6%
Noninterest Income	340	410	364	(11%)	7%
Total Revenue (FTE)	874	994	932	(6%)	7%
Provision/(Benefit) for Credit Losses	(30)	41	70	NM	NM
Noninterest Expense	450	405	462	14%	3%
Net Income	**$347**	**$418**	**$305**	**(27%)**	**(12%)**
Key Statistics ($ in billions)					
Total Loans (average)	$68.0	$72.6	$75.5	4%	11%
Client Deposits (average)	$49.7	$49.6	$47.9	(4%)	(4%)
Efficiency Ratio (FTE)[1]	51.5%	40.7%	49.6%		
Tangible Efficiency Ratio (FTE)[1]	49.1%	38.0%	47.4%		

Prior Quarter Variance

- Loan growth momentum continues, partially offset by fewer days and seasonally lower deposits
- Noninterest income trends impacted by investment banking (market conditions) and CRE-related income (seasonal)
- Expenses up primarily due to seasonal increases in employee compensation and benefits

Prior Year Variance

- 7% revenue growth coupled with strong expense discipline drives 11% growth in pre-provision net revenue
  - → 190 bps improvement in efficiency ratio (FTE)
- 11% loan growth and 7% growth in noninterest income validates success of advice-driven model, differentiated value proposition, and investments in growth
  - → Expansion markets, aging services vertical, CRE capabilities, and capital markets revenues from non-CIB clients continue to be contributors to growth
  - → Received four Greenwich Awards for Middle Market Banking
- Increase in provision driven by strong loan growth and stable ALLL ratio (versus declines in prior quarters)
  - → Asset quality remains very strong: 10 bps NCO ratio in 1Q 19

Note: NM = not meaningful

1. Please refer to page 25 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

13

SunTrust

Merger of Equals Update

Highly Synergistic; Financially Compelling; Transformative

Momentum Established

- ✓ New Executive Management Team (E14) meeting weekly since late February to guide organizational design and oversee integration process
- ✓ Integration planning has commenced
  - Named integration leads across businesses and functions
  - Engaged third-party consultants
  - Significant focus on risk oversight to govern integration process
- ✓ Merger applications and registration statement / merger proxy statement filed in early March
- ✓ Engaged leading brand agency (Interbrand) for brand / naming process
- ✓ Foundational work for new, integrated culture underway with teammate / associate engagement
- ✓ Held listening session meetings with community organizations in various cities

Next Steps

- FRB/FDIC public hearings in Charlotte (4/25) and Atlanta (5/3)
- Submit joint capital plan / stress test (May)
- Name additional business leads for top levels of leadership (2Q)
- Announce new name and brand (targeting late 2Q)
- Finalize divestiture commitments and undertake marketing process
- Shareholder vote (targeting early 3Q)

Continued confidence in achieving ~$1.6bn of cost synergies (net of investments)

14

APPENDIX

5-QUARTER FINANCIAL HIGHLIGHTS 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 EPS (diluted) 59.60% $1.29 $1.49 $1.56 $1.40 $1.24 Efficiency Ratio (FTE) 62.8% 59.4% 59.8% 62.1% 63.4% Tangible Efficiency Ratio (FTE)1 62.1% 58.7% 58.9% 61.1% 62.7% Adjusted Tangible Efficiency Ratio (FTE)1 62.1% 58.7% 58.9% 58.6% 60.8% Profitability Net Interest Margin (FTE) 3.24% 3.28% 3.27% 3.27% 3.27% Return on Average Assets 1.28% 1.42% 1.44% 1.23% 1.08% Return on Average Common Equity 11.2% 12.7% 13.0% 11.5% 10.1% Return on Average Tangible Common Equity2 15.6% 17.7% 18.1% 16.1% 13.9% Balance Average Performing Loans ($ in billions) $142.2 $143.4 $145.2 $149.1 $153.7 Sheet Average Client Deposits ($ in billions) $159.2 $159.0 $159.3 $161.6 $159.9 NPL Ratio 0.50% 0.52% 0.47% 0.35% 0.34% NCO Ratio 0.22% 0.20% 0.24% 0.26% 0.26% ALLL Ratio 1.19% 1.14% 1.10% 1.06% 1.06% Credit & Basel III Common Equity Tier 1 Ratio (transitional) 9.8% 9.7% 9.6% 9.2% 9.1% Capital Basel III Common Equity Tier 1 Ratio (fully phased-in)3 9.7% 9.6% 9.4% 9.2% 9.0% Book Value Per Share $47.14 $47.70 $48.00 $49.57 $51.15 Tangible Book Value Per Share4 $33.97 $34.40 $34.51 $35.73 $37.22 1. Please refer to slide 21 for the GAAP reconciliations 2. Please refer to page 21 of the earnings press release for GAAP reconciliations 16 3. The fully-phased-in ratio reflects a 250% risk-weighting for MSRs, as contemplated in the FRB’s ‘Simplifications’ NPR 4. Please refer to slide 22 for a reconcilement to book value per share

30-89 DAY DELINQUENCIES BY LOAN CLASS

($ in millions)

30-89 Accruing Delinquencies	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	Memo: 1Q 19 LOAN BALANCE
Commercial & industrial	0.05%	0.05%	0.06%	0.09%	0.07%	$73,278
Commercial real estate	0.03%	0.23%	0.03%	0.03%	0.02%	$7,889
Commercial construction	0.00%	0.38%	0.00%	0.01%	0.06%	$2,562
Total Commercial Loans	**0.05%**	**0.08%**	**0.05%**	**0.08%**	**0.06%**	**$83,729**
Residential mortgages - guaranteed	-	-	-	-	-	$467
Residential mortgages - nonguaranteed	0.24%	0.19%	0.26%	0.24%	0.17%	$28,461
Home equity products	0.65%	0.60%	0.72%	0.66%	0.65%	$9,167
Residential construction	0.11%	0.16%	0.48%	1.37%	0.19%	$167
Guaranteed student loans	-	-	-	-	-	$7,308
Other direct	0.39%	0.32%	0.38%	0.43%	0.42%	$11,029
Indirect	0.71%	0.75%	0.83%	1.01%	0.59%	$13,268
Credit cards	0.89%	0.84%	0.95%	1.02%	1.00%	$1,637
Total Consumer Loans[1]	**0.44%**	**0.40%**	**0.48%**	**0.51%**	**0.39%**	**$71,504**
Total SunTrust - excl. gov.-guaranteed delinquencies[1]	0.22%	0.22%	0.24%	0.27%	0.21%	$147,458
Impact of excluding gov.-guaranteed delinquencies	0.46%	0.50%	0.50%	0.46%	0.43%	$7,775
Total SunTrust - incl. gov.-guaranteed delinquencies[2]	**0.68%**	**0.72%**	**0.74%**	**0.73%**	**0.64%**	**$155,233**

1. Excludes delinquencies on federally guaranteed mortgages and student loans
2. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase
Note: Totals may not foot due to rounding

17

SunTrust

NONPERFORMING LOANS BY LOAN CLASS ($ in millions) Memo: 1Q 19 LOAN Nonperforming Loans 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 BALANCE Commercial & industrial $216 $296 $256 $157 $197 $73,278 Commercial real estate 46 45 43 2 2 $7,889 Commercial construction - - - - - $2,562 Total Commercial Loans $262 $341 $299 $159 $199 $83,729 Residential mortgages – guaranteed - - - - - $467 Residential mortgages - nonguaranteed 253 240 225 204 178 $28,461 Home equity products 169 150 149 138 124 $9,167 Residential construction 16 10 9 11 8 $167 Guaranteed student loans - - - - - $7,308 Other direct 8 8 7 7 8 $11,029 Indirect 4 6 6 7 5 $13,268 Credit cards - - - - - $1,637 Total Consumer Loans $450 $414 $396 $367 $323 $71,504 Total SunTrust $712 $755 $695 $526 $522 $155,233 NPLs / Total Loans 0.50% 0.52% 0.47% 0.35% 0.34% 18 Note: Totals may not foot due to rounding

NET CHARGE-OFF RATIOS BY LOAN CLASS ($ in millions) Memo: 1Q 19 LOAN Net Charge-off Ratio (annualized) 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 BALANCE Commercial & industrial 0.08% 0.10% 0.25% 0.16% 0.16% $73,278 Commercial real estate 0.28% (0.01)% (0.01)% 0.19% 0.00% $7,889 Commercial construction (0.02)% (0.00)% (0.00)% (0.00)% 0.00% $2,562 Total Commercial Loans 0.09% 0.09% 0.22% 0.15% 0.14% $83,729 Residential mortgages – guaranteed - - - - - $467 Residential mortgages – nonguaranteed 0.14% 0.18% 0.03% 0.09% 0.08% $28,461 Home equity products 0.10% 0.05% (0.01)% 0.09% 0.03% $9,167 Residential construction 0.69% 2.76% 0.69% (0.10)% 2.02% $167 Guaranteed student loans - - - - - $7,308 Other direct 0.82% 0.77% 0.68% 1.05% 1.10% $11,029 Indirect 0.67% 0.41% 0.52% 0.54% 0.56% $13,268 Credit cards 3.21% 3.22% 3.13% 3.17% 3.64% $1,637 Total Consumer Loans 0.37% 0.34% 0.27% 0.37% 0.39% $71,504 Total SunTrust 0.22% 0.20% 0.24% 0.26% 0.26% $155,233 19 Note: Totals may not foot due to rounding

NET CHARGE-OFFS BY LOAN CLASS ($ in millions) Memo: 1Q 19 LOAN Net Charge-offs 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 BALANCE Commercial & industrial $13 $17 $42 $28 $28 $73,278 Commercial real estate 4 - - 3 - $7,889 Commercial construction - - - - - $2,562 Total Commercial Loans $17 $17 $42 $31 $28 $83,729 Residential mortgages – guaranteed - - - - - $467 Residential mortgages – nonguaranteed 9 12 2 7 6 $28,461 Home equity products 3 1 (1) 2 1 $9,167 Residential construction - 2 - - 1 $167 Guaranteed student loans - - - - - $7,308 Other direct 18 17 16 27 29 $11,029 Indirect 20 12 16 17 17 $13,268 Credit cards 12 12 13 13 15 $1,637 Total Consumer Loans $62 $56 $46 $66 $69 $71,504 Total SunTrust $79 $73 $88 $97 $97 $155,233 20 Note: Totals may not foot due to rounding

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

($ in millions)

	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2011	2012	2013	2014	2015	2016	2017	2018
Reported (GAAP) Basis													
Net Interest Income	1,441	1,488	1,512	1,547	1,544	5,065	5,102	4,853	4,840	4,764	5,221	5,633	5,987
Noninterest Income	796	829	782	818	784	3,421	5,373	3,214	3,323	3,268	3,383	3,354	3,226
Revenue	2,237	2,317	2,294	2,365	2,328	8,486	10,475	8,067	8,163	8,032	8,604	8,987	9,213
Noninterest Expense[1]	1,417	1,390	1,384	1,482	1,489	6,194	6,284	5,831	5,543	5,160	5,468	5,764	5,673
Efficiency Ratio	63.3%	60.0%	60.3%	62.7%	64.0%	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%	61.6%
Reconciliation:													
Net Interest Income	1,441	1,488	1,512	1,547	1,544	5,065	5,102	4,853	4,840	4,764	5,221	5,633	5,987
FTE Adjustment	20	22	22	23	23	114	123	127	142	142	138	145	88
Net Interest Income-FTE	1,461	1,510	1,534	1,570	1,567	5,179	5,225	4,980	4,982	4,906	5,359	5,778	6,075
Noninterest Income	796	829	782	818	784	3,421	5,373	3,214	3,323	3,268	3,383	3,354	3,226
Revenue-FTE	2,257	2,339	2,316	2,388	2,351	8,600	10,598	8,194	8,305	8,174	8,742	9,132	9,301
Efficiency Ratio-FTE	62.8%	59.4%	59.8%	62.1%	63.4%	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%	61.0%
Adjustment Items (Noninterest Income):													
3Q-4Q 12 student / Ginnie Mae loan sale (losses)							(92)						
Securities gain related to the sale of Coca Cola stock							1,938						
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009							(371)						
GSE mortgage repurchase settlements								(63)					
RidgeWorth sale									105				
Premium Assignment Corporation sale												107	
Securities & MSR losses in connection with tax reform-related actions												(114)	
Adjusted Noninterest Income	796	829	782	818	784	3,421	3,898	3,277	3,218	3,268	3,383	3,361	3,226
Adjusted Revenue-FTE[1]	2,257	2,339	2,316	2,388	2,351	8,600	9,123	8,257	8,200	8,174	8,742	9,139	9,301
Noninterest Expense[1]	1,417	1,390	1,384	1,482	1,489	6,194	6,284	5,831	5,543	5,160	5,468	5,764	5,673
Adjustment Items (Noninterest Expense):													
Legacy affordable housing impairment							96						
Charitable contribution of KO shares							38						
Impact of certain legacy mortgage legal matters								323	324				
Mortgage servicing advances allowance increase								96					
Efficiency related charges as outlined in 12/4/17 8-K												36	
Contribution to communities / teammates in connection with tax-reform												75	
Legacy pension settlement charge				60									60
Merger-Related Costs					45								
Adjusted Noninterest Expense[1]	1,417	1,390	1,384	1,422	1,444	6,194	6,150	5,412	5,219	5,160	5,468	5,653	5,613
Amortization Expense	15	17	19	22	15	43	46	23	25	40	49	75	73
Adjusted Tangible Expenses[1]	1,402	1,373	1,365	1,400	1,429	6,151	6,104	5,389	5,194	5,120	5,419	5,578	5,540
Adjusted Efficiency Ratio-FTE[2]	62.8%	59.4%	59.8%	59.6%	61.4%	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%	60.3%
Adjusted Tangible Efficiency Ratio-FTE[2]	62.1%	58.7%	58.9%	58.6%	60.8%	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%	59.6%

1. In accordance with updated GAAP, amortization of affordable housing investments were reclassified and are now presented in provision for income taxes for 2013. Previously, the amortization was presented in other noninterest expense. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
2. Represents adjusted noninterest expense / adjusted revenue-FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.66%), (0.73%), (0.82%), (0.92%), (0.64%), (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), (0.82%), (0.78%) for 1Q 18, 2Q 18, 3Q 18, 4Q 18, 1Q 19, 2011, 2012, 2013, 2014, 2015, 2016, 2017, and 2018 respectively

21

SunTrust

RECONCILIATION: OTHER NON-GAAP MEASURES ($ in billions, except per-share data) 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Total Shareholders' Equity $24.3 $24.3 $24.1 $24.3 $24.8 Goodwill, Net of Deferred Taxes (6.2) (6.2) (6.2) (6.2) (6.2) Other Intangible Assets Including MSRs, Net of Deferred Taxes (2.0) (2.0) (2.1) (2.1) (2.0) MSRs 2.0 2.0 2.1 2.0 1.9 Tangible Equity $18.1 $18.1 $18.0 $18.1 $18.6 Noncontrolling Interest (0.1) (0.1) (0.1) (0.1) (0.1) Preferred Stock (2.0) (2.0) (2.0) (2.0) (2.0) Tangible Common Equity $16.0 $16.0 $15.8 $16.0 $16.5 Total Assets 204.9 207.5 211.3 215.5 220.4 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (2.0) (2.0) (2.1) (2.1) (2.0) MSRs 2.0 2.0 2.1 2.0 1.9 Tangible Assets $198.5 $201.2 $204.9 $209.2 $214.1 Book Value Per Common Share $47.14 $47.70 $48.00 $49.57 $51.15 Tangible Book Value Per Common Share $33.97 $34.40 $34.51 $35.73 $37.22 22 Note: Totals may not foot due to rounding